UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): May 18, 2005
                                                        ------------


                              JACK IN THE BOX INC.
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             (Exact name of registrant as specified in its charter)


        DELAWARE                       1-9390                  95-2698708
-------------------------------- -------------------- --------------------------
(State or other jurisdiction       (Commission File         (I.R.S. Employer
      of incorporation)                Number)           Identification Number)


9330 BALBOA AVENUE, SAN DIEGO, CA                              92123
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(Address of principal executive offices)                    (Zip Code)


                                 (858) 571-2121
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO OR AMENDMENT OF A MATERIAL DEFINITIVE AGREEMENT
                ----------------------------------------------------------

     Jack in the Box Inc. is filing this amendment to its Current Report on Form 8-K filed May 18, 2005 to provide the following additional information.

     Paul L. Schultz, Executive Vice President of Jack in the Box Inc. was named President and Chief Operating Officer effective October 3, 2005. Mr. Schultz's employment with the Company is on at at-will basis. The Compensation Committee of the Board of Directors set his salary for fiscal year 2006 at $485,000 per year effective October 3, 2005. In addition to base salary, Mr. Schultz is eligible for (i) performance incentive compensation under the Company's Performance Bonus Plan, (ii) stock option awards under the Company's 2004 Stock Incentive Plan and (iii) awards of restricted stock under the Company's long-term incentive restricted stock program under the Company's 2004 Stock Incentive Plan. As more fully described in the Company's January 13, 2005, proxy statement (the "Proxy Statement"), awards under the Performance Bonus Plan are determined as a percentage of the officer's base salary based upon the achievement of earnings-per-share and other financial goals as may be established by the Compensation Committee. Mr. Schultz's award for fiscal 2005 will not be changed as a result of the promotion. Awards for fiscal 2006 will be made, if at all, under the terms and subject to criteria as may be established by the Compensation Committee. As more fully described in the Company's Proxy Statement, determination of awards of stock options are made by the Compensation Committee based on competitive long-term incentive values relative to a comparison group with the recommendation of the Compensation Committee's compensation consultant. Mr. Schultz received an award of 68,700 shares under an option agreement on September 16, 2005. The Company's long-term incentive restricted stock program for executives is described in the Company's Proxy Statement. In connection with his promotion, Mr. Schultz received an award of 15,084 shares of restricted stock under this program. In addition, Mr. Schultz is party to a Compensation and Benefits Assurance Agreement as described in Item
5.02 below.

     Jerry P. Rebel Senior Vice President and Chief Financial Officer of Jack in the Box Inc. was named Executive Vice President effective October 3, 2005. Mr. Rebel's employment with the Company is on an at-will basis. The Compensation Committee of the Board of Directors set his salary for fiscal year 2006 at $365,000 per year effective October 3, 2005. In addition to base salary Mr. Rebel is eligible for (i) performance incentive compensation under the Company's Performance Bonus Plan, (ii) stock option awards under the Company's 2004 Stock Incentive Plan and (iii) awards of restricted stock under the Company's long-term incentive restricted stock program under the Company's 2004 Stock Incentive Plan. As more fully described in the Company's January 13, 2005 Proxy Statement awards under the Performance Bonus Plan are determined as a percentage of the officer's base salary based upon the achievement of earnings-per-share and other financial goals as may be established by the Compensation Committee. Mr. Rebel's award for fiscal 2005 will not be changed as a result of the promotion. Awards for fiscal 2006 will be made, if at all, under the terms and subject to criteria as may be established by the Compensation Committee. As more fully described in the Company's Proxy Statement, determination of awards of stock options are made by the Compensation Committee based on competitive long-term incentive values relative to a comparison group with the recommendation of the Compensation Committee's compensation consultant. Mr. Rebel received an award of 27,300 shares under an option agreement on September 16, 2005. The Company's long-term incentive restricted stock program for executives is described in the Company's Proxy Statement. In connection with his promotion, Mr. Rebel received an award of 13,159 shares of restricted stock under this program. In addition, Mr. Rebel is party to a Compensation and Benefits Assurance Agreement as described in Item 5.02 below.


ITEM 5.02       DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                ---------------------------------------------------------
                DIRECTORS' APPOINTMENT OF PRINCIPAL OFFICERS
                --------------------------------------------

Mr. Schultz is party to a Compensation and Benefits Assurance Agreement (the "Agreement") with the Company. The following brief summary of the material terms and conditions of the Agreement is qualified in its entirety by the Agreement, the form of which has been previously filed with the Company's Annual Report on Form 10-K for the fiscal year ended September 28, 1997. The Agreement provides for certain benefits in the event of termination of employment following a change in control of the Company. The Agreement has a current term expiring on September 29, 2006, and is automatically extended for additional two-year terms thereafter unless a minimum of six months written notice is given to the contrary. If there is a "change of control" (as defined in the Agreement) during the term of the Agreement, Mr. Schultz will be entitled to receive the payments and benefits specified in the event that employment is terminated within 24 months thereafter (i) involuntarily, without cause or (ii) voluntarily for "good reason" (as defined in the Agreement). Amounts payable under the Agreement include all amounts earned by Mr. Schultz prior to the date of termination and a lump sum equal to 1.5 multiplied by Mr. Schultz's annual base salary, bonus and the Company's matching contribution to any effective deferred compensation plan. In addition, the Agreement provides for a continuation of health insurance benefits for a period of up to 18 months following termination and certain incidental benefits.

Mr. Rebel is party to a Compensation and Benefits Assurance Agreement as described in the Jack in the Box Inc. Current Report on Form 8-K filed February 24, 2005.


                                                   SIGNATURES
                                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   JACK IN THE BOX INC.


                                              By:  /S/ JERRY P. REBEL
                                                   ----------------------------
                                                   Jerry P. Rebel
                                                   Senior Vice President
                                                   Chief Financial Officer
                                                   (Principal Financial Officer)
                                                   (Duly Authorized Signatory)


                                                   Date:  September 16, 2005